Supplement dated February 29, 2024

to the Prospectuses and Updating Summary Prospectuses, each dated May 1, 2023, for:

MassMutual Transitions®

Issued by Massachusetts Mutual Life Insurance Company

MassMutual Artistry

Issued by Massachusetts Mutual Life Insurance Company in New York
and C.M. Life Insurance Company in all other states

Panorama Premier

Issued by Massachusetts Mutual Life Insurance Company in New York and New Jersey
and C.M. Life Insurance Company in all other states

and to the Prospectuses dated

May 1, 2015, as supplemented, for:

MassMutual RetireEase SelectSM

Issued by Massachusetts Mutual Life Insurance Company

May 1, 2012, as supplemented, for:

Panorama Passage®

Issued by Massachusetts Mutual Life Insurance Company in New York
and C.M. Life Insurance Company in all other states

May 1, 2009, as supplemented, for:

Panorama

Issued by Massachusetts Mutual Life Insurance Company

May 1, 2007, as supplemented, for:

Panorama Plus

Issued by C.M. Life Insurance Company

May 1, 2004, as supplemented, for:

LifeTrust

Issued by Massachusetts Mutual Life Insurance Company in CA, CT, MA, ME, NY, TX, and VA,
and MML Bay State Life Insurance Company in all other states

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement revises the above-referenced prospectuses to reflect updates to the investment choices available through your contract/certificate:

Addition of New Fund

Beginning April 29, 2024, the Invesco V.I. Equity and Income Sub-Account will be available as an investment choice through your contract/certificate. The Invesco V.I. Equity and Income Sub-Account invests in the Invesco V.I. Equity and Income Fund. The table below lists the fund’s adviser and the fund type. For more information about the new fund, please read the fund prospectus.

Balanced
Invesco V.I. Equity and Income Fund (Series I)	Adviser: Invesco Advisers, Inc.
Sub-Adviser: N/A

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Fund Reorganization

In September 2023, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) unanimously approved an Agreement and Plan of Reorganization (the “Reorganization”) pursuant to which the Target Fund listed in the chart below will transfer all or substantially all of its assets and liabilities to the Acquiring Fund listed below. The Reorganization is expected to be consummated on or about April 26, 2024. Upon the closing of the Reorganization, shareholders of the Target Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Target Fund that the shareholders held immediately prior to the closing of the reorganization, and the Target Fund will liquidate and cease operations.

TARGET FUND	ACQUIRING FUND
Invesco V.I. Conservative Balanced Fund (Series I)	Invesco V.I. Equity and Income Fund (Series I)
Adviser: Invesco Advisers, Inc.	Adviser: Invesco Advisers, Inc.
Sub-Adviser: N/A	Sub-Adviser: N/A
Separate Account Sub-Account: Invesco V.I. Conservative Balanced Sub-Account	Separate Account Sub-Account: Invesco V.I. Equity and Income Sub-Account

After the close of the NYSE on April 26, 2024, we will transfer contract/certificate value allocated to the Invesco V.I. Conservative Balanced Sub-Account into the Invesco V.I. Equity and Income Sub-Account. If you submit transaction requests (in good order) involving the Invesco V.I. Conservative Balanced Sub-Account before the close of the NYSE on April 26, 2024, we will process those requests prior to the Reorganization.

Once the Reorganization occurs, the Invesco V.I. Conservative Balanced Sub-Account will no longer be available as an investment choice. Additionally, once the Reorganization occurs, we will consider any reference to the Invesco V.I. Conservative Balanced Sub-Account in a written transaction request received in good order to be a reference to the Invesco V.I. Equity and Income Sub-Account.

Impact on Automatic Programs and Purchase Payment Allocations. After April 26, 2024, if you have current automatic program elections and/or purchase payment allocation instructions on file directing us to utilize the Invesco V.I. Conservative Balanced Sub-Account, we will replace the Invesco V.I. Conservative Balanced Sub-Account with the Invesco V.I. Equity and Income Sub-Account.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Service Center at (800) 272-2216 8 a.m.–5 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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